EXHIBIT 10.32.1

                                                  CONFORMED
                                                  COPY




                         AMENDMENT NO. 1


          AMENDMENT NO. 1 dated as of December 20, 1993, between BOWATER INCORPORATED, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

          The Company, the Banks and the Agent are parties to a Credit Agreement dated as of December 8, 1992 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $250,000,000. The Company, the Banks and the Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

          Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

          Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 6 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

          2.01 Section 2.04 of the Credit Agreement is hereby amended by adding a new clause (d) following clause (c) therein to read as follows:

          " (d) In the event that on or before March 31, 1994 the Company shall receive net cash proceeds in an amount not less than $150,000,000 from an issuance by the Company of its capital stock, the aggregate amount of the Commitments shall be automatically reduced to $200,000,000 at the close of business on March 31, 1994."

          2.02  Clause (b) of Section 8.01 of the Credit
Agreement is hereby amended in its entirety to read as follows:

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          "(b) as soon as available and in any event within 120
          days after the end of each fiscal year of the Company, consolidated statements of income, capital accounts and cash flows of the Company and its Consolidated Subsidiaries for such fiscal year and the related consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures for the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Company and its Consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles;"

          Section 3. Consent. Anything in Section 8.05 of the Credit Agreement to the contrary notwithstanding, upon satisfaction of the conditions set forth in Section 6 hereof, the Banks hereby consent to the liquidation of Bowater International Inc. (which is a Delaware corporation and a Wholly Owned Subsidiary of the Company) and Bowater International Newsprint Sales Ltd. (which is a Bermuda corporation and a Wholly owned Subsidiary of Bowater International Inc.).

          Section 4. Waiver. Upon satisfaction of the conditions in Section 6 hereof, but effective as of the date hereof, the Banks hereby waive compliance by the Company with Section 8.07 of the Credit Agreement for the period of four consecutive fiscal quarters ended December 31, 1993, April 2, 1994, July 2, 1994 and October 1, 1994.

          Section 5. Representations and Warranties. The Company represents and warrants to the Banks that the representations and warranties set forth in Section 7 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 7 to "this Agreement" included reference to this Amendment No. 1.

          Section 6. Conditions Precedent. The amendments to the Credit Agreement set forth in said Section 2, the consent set forth in Section 3 and the waiver set forth in Section 4 shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

          6.01 Execution. This Amendment No. 1 shall have been executed and delivered by the Company, the Agent and the Majority
Banks.


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          6.02  Amendment Fee.  The Company shall have paid to the
Agent for account of the Banks that have executed this Amendment
No. 1 pro rata according to the amounts of their respective Commitments an amendment fee in an amount equal to $100,000.

          Section 7. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                             COMPANY

                              BOWATER INCORPORATED


                              By /s/ David G. Maffucci
                              Title: Vice President & Treasurer

                              BANKS

                              THE CHASE MANHATTAN BANK (NATIONAL
                              ASSOCIATION)

                              By /s/ Hans H. Heinsen
                              Title: Managing Director

                              BANK OF MONTREAL


                              By /s/ William Grieve
                              Title: Director

                              BARCLAYS BANK PLC


                              By /s/ Douglas P.  Butler
                              Title:  Associate Director


                              CIBC, INC.


                              By /s/ E. Roger Colden
                              Title: Vice President

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                               NATIONSBANK OF NORTH CAROLINA, N.A.


                               By /s/ Michael A. Contrad
                               Title: Vice President

                               THE TORONTO-DOMINION  BANK


                                By /s/ Jorge A. Garcia
                                Title: Manager, Credit
                                Administration

                                THE BANK OF NEW YORK


                                By /s/ Ian K. Stewart
                                Title: Vice President

                                MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK


                                By /s/ David Common
                                Title: Vice President

                                THIRD NATIONAL BANK IN NASHVILLE


                                 By /s/ Robert W. Meyer
                                 Title:  First Vice President

                                 THE SOUTH CAROLINA NATIONAL BANK


                                  By /s/ Robert W. Derrick
                                  Title: Vice President

                                  WESTDEUTSCHE LANDESBANK
                                  GIROZENTRALE


                                  By /s/ Cynthia M. Niesen
                                  Title:  Vice President


                                  By /s/ Karen E. Hoplock
                                  Title:  Associate


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                                    AGENT

                                    THE CHASE MANHATTAN BANK
                                    (NATIONAL ASSOCIATION),
                                    as Agent


                                    By /s/ Hans H. Heinsen
                                    Title:  Managing Director